Service Contract for Managing Director	GESCHÄFTSFÜHRERVERTRAG
between	zwischen
Xerium Germany Holding GmbH	Xerium Germany Holding GmbH
Mittnachtstraße 22, 72760 Reutlingen, Germany, represented by its sole shareholder Xerium Technologies Ltd., in turn represented by its director Michael F. Bly	Mittnachtstraße 22, 72760 Reutlingen, Deutschland, vertreten durch Ihren einzigen Gesellschafter Xerium Technologies Ltd., wiederum vertreten durch Ihren Direktor Michael F. Bly

and	und
Mr. Harald Weimer	Herrn Harald Weimer
Am Wolfsberg 1, 69226 Nußloch, Germany	Am Wolfsberg 1, 69226 Nußloch, Deutschland

This Service Contract for Managing Director is made by the parties with effect as of January 29, 2018 ("Effective Date").	Dieser Geschäftsführervertrag wird von den Parteien mit Wirkung zum 29. Januar 2018 ("Datum des Inkrafttretens") abgeschlossen.
Now therefore, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereby agree upon the terms of the following Service Contract ("Service Contract"):

Dies vorangestellt, vereinbaren die Parteien, unter Berücksichtigung aller nachstehenden Bestimmungen und gegenseitigen Verpflichtungen, den folgenden Geschäftsführervertrag ("Geschäftsführervertrag"):

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1. POSITION AND SCOPE OF DUTIES; AUTHORITY	1. POSITION UND TÄTIGKEITSBEREICH; VERTRETUNGSBEFUGNIS
1.1.    Subject to the following provisions, Mr. Weimer shall be appointed as a managing director (Geschäftsführer) of the Company. In such capacity he will manage in particular all business activities, and be considered a leading employee, of Xerium Technologies, Inc. ("Xerium") and its subsidiaries (with Xerium, referred to as the "Xerium Group") in Europe, Middle East and Africa (such specific European subsidiaries of the Xerium Group, the "European Group"). Within the Xerium Group, Mr. Weimer’s title shall be President of Europe, with his regular place of work being his home office in Nußloch, Germany and his work office located at the company´s facility in Reutlingen, Germany.

1.1.    Nach Maßgabe der folgenden Bestimmungen wird Herr Weimer zum Geschäftsführer der Gesellschaft bestellt werden. In dieser Funktion wird er insbesondere alle Geschäftsaktivitäten leiten und als führender Mitarbeiter von Xerium Technologies, Inc. ("Xerium") und seinen Tochtergesellschaften (gemeinsam mit Xerium bezeichnet als die "Xerium-Gruppe") in Europa, im Nahen Osten und in Afrika (europäische Tochtergesellschaften der Xerium-Gruppe, die "Europäische Gruppe") tätig werden. Innerhalb der Xerium-Gruppe wird Herr Weimer die Position des President of Europe einnehmen. Sein regulärer Arbeitsort ist sein Büro (Home Office) in Nußloch, Deutschland und sein Dienstbüro ist am Sitz der Gesellschaft in Reutlingen, Deutschland.

1.2.    The Managing Director shall report to the Chief Executive Officer ("CEO") of Xerium. The position of the CEO of Xerium is currently held by Mr. Mark Staton. For all business transactions beyond the ordinary operations of the Company, the Managing Director shall obtain the prior written approval of the shareholder or the CEO of Xerium. The Managing Director shall adhere to any specific distribution and/or limitation of authorities applicable for the management of the Xerium Group.

1.2.    Der Geschäftsführer erstattet dem Chief Executive Officer von Xerium ("CEO") Bericht. Die Position des CEO wird derzeit von Herrn Mark Staton bekleidet. Bei allen Geschäftsführungsmaßnahmen, die über die gewöhnliche Geschäftstätigkeit der Gesellschaft hinausgehen, muss der Geschäftsführer die vorherige schriftliche Zustimmung des Gesellschafters der Gesellschaft oder des CEO einholen. Der Geschäftsführer ist verpflichtet, sich an jegliche spezifische Verteilung und/oder Beschränkung der für das Management der Xerium-Gruppe geltenden Vertretungsregeln zu halten.

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1.3.    Acting through the shareholder of the Company, Xerium reserves the right to appoint additional managing directors (Geschäftsführer) of the Company and/or assign different or additional responsibilities to Mr. Weimer, which are reasonable and compatible with his experience and knowledge and which are comparable with the tasks assigned, and determine an allocation of responsibilities as well as the power to represent the member of the European Group singly or jointly. Presently, the Managing Director shall have single signing authority as provided for by shareholder resolution. The Managing Director is not exempt from the restrictions of Section 181 German Civil Code (Bürgerliches Gesetzbuch).

1.3.    Xerium behält sich vor, durch den Gesellschafter der Gesellschaft zusätzliche Geschäftsführer für die Gesellschaft zu bestellen und/oder Herrn Weimer abweichende und/oder zusätzliche Aufgaben zu übertragen, die angemessen und mit seinen Erfahrungen und seinem Wissen vereinbar, und mit den ihm übertragenen Aufgaben vergleichbar sind. Xerium ist berechtigt, die Verteilung von Verantwortlichkeiten abweichend zu regeln, sowie die Befugnis, die Gesellschaften der Europäischen Gruppe einzeln oder gemeinsam mit einem Geschäftsführer oder einem Prokuristen zu vertreten. Gegenwärtig hat der Geschäftsführer Einzelvertretungsbefugnis für die Gesellschaft. Der Geschäftsführer ist nicht von den Beschränkungen des § 181 des Bürgerlichen Gesetzbuches (BGB) befreit.

1.4.    The Managing Director shall perform his duties by observing the diligence of a prudent businessman in accordance with the law, the provisions of this Service Contract, the Company’s Articles of Association, the general directives and specific instructions given by the shareholder, the CEO of Xerium, or the Board of Directors of Xerium ("Board"). He shall furthermore comply with any applicable policies of the Company and/or the Xerium Group from time to time in effect, including, without limitation, the Xerium Technologies, Inc. Corporate Code of Business Conduct and Ethics (the "Code").

1.4.    Der Geschäftsführer führt die ihm übertragenen Aufgaben mit der Sorgfalt eines ordentlichen Kaufmanns, in Übereinstimmung mit den geltenden gesetzlichen Bestimmungen, den Bestimmungen dieses Geschäftsführervertrags, der Satzung der Gesellschaft, den allgemeinen Richtlinien und den spezifischen Anweisungen des Gesellschafters der Gesellschaft, des CEO oder des Board of Directors von Xerium ("Board"), aus. Er ist darüber hinaus verpflichtet alle geltenden Richtlinien der Gesellschaft und/oder der Xerium-Gruppe, in der jeweils gültigen Fassung, einschließlich des Xerium Technologies, Inc. Corporate Code of Business Conduct and Ethics (der "Kodex"), einzuhalten.

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1.5.    The Managing Director shall work whatever hours are required, but the working time amounts to at least 40 hours per week. The Managing Director agrees to perform extra work and work overtime if necessary according to the requirements of the Company in accordance with the statutory laws. Furthermore, the Managing Director is prepared to undertake business trips within and outside of Germany as the business requires.

1.5.    Der Geschäftsführer schuldet grundsätzlich seine volle Arbeitskraft. Je nach Arbeitsanfall, muss er die dafür nötige Arbeitszeit aufwenden, seine Arbeitszeit beträgt jedoch mindestens 40 Stunden pro Woche. Der Geschäftsführer verpflichtet sich, zusätzliche Arbeit zu leisten und Überstunden zu erbringen, wenn dies im Rahmen des Geschäftsbetriebs der Gesellschaft erforderlich ist und mit den gesetzlichen Bestimmungen in Einklang steht. Darüber hinaus ist der Geschäftsführer verpflichtet, Geschäftsreisen innerhalb und außerhalb Deutschlands zu unternehmen, wenn dies die Geschäftstätigkeit der Gesellschaft oder anderer Unternehmen der Xerium-Gruppe erfordert.

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1.6.    The Managing Director agrees to be appointed as managing director (Geschäftsführer), board member, supervisory board member, officer or any other type of manager of any subsidiaries within the European Group including, in particular, of Huyck Austria GmbH and to act in such capacity as required by local law, resolutions of the shareholders of such subsidiaries and the relevant governing documents. The work performed in such capacity is covered by the Base Salary payable according to Section 3 of this Service Contract and will not entitle the Managing Director to additional consideration. Necessary business expenses incurred by acting in any such role shall be reimbursed in accordance with the reimbursement policies of such European Group entity as amended from time to time. The activities of the Managing Director for Huyck Austria GmbH, to the extent he serves in such capacity, shall not be construed as a separate employment or service relationship with Huyck Austria GmbH, but will be limited to a mandate according to Article 1002 Austrian Civil Code (Allgemeines Bürgerliches Gesetzbuch – ABGB).

1.6.    Der Geschäftsführer verpflichtet sich die Berufung/Ernennung, zum Geschäftsführer, Vorstandsmitglied, Aufsichtsratsmitglied, leitenden Angestellten oder zu einer sonstigen Funktion innerhalb Tochtergesellschaften der Europäischen Gruppe, insbesondere der Huyck Austria GmbH anzunehmen und in dieser Eigenschaft, im Einklang mit den jeweils geltenden gesetzlichen Bestimmungen, entsprechend etwaiger Gesellschafterbeschlüsse solcher Tochtergesellschaften und im Einklang mit deren maßgeblichen Statuten, zu handeln. Die in dieser Eigenschaft zu leistenden Dienste sind durch die nach Ziffer 3 dieses Geschäftsführervertrags zu zahlende Grundvergütung abgedeckt und berechtigt den Geschäftsführer nicht zu einer zusätzlichen Vergütung oder sonstigen Gegenleistung. Die Erstattung von erforderlichen Aufwendungen, die dem Geschäftsführer in Ausübung seiner Aufgaben im Rahmen dieses Vertrags entstehen, richtet sich nach den jeweils geltenden Richtlinien der Europäischen Gruppe. Eine etwaige Tätigkeit des Geschäftsführers als Geschäftsführer der Huyck Austria GmbH ist, soweit er dazu bestellt wird, nicht als eigenes Anstellungs- oder Dienstverhältnis mit der Huyck Austria GmbH auszulegen, sondern auf einen Bevollmächtigungsvertrag nach § 1002 des Österreichischen Allgemeines Bürgerliches Gesetzbuchs (ABGB) beschränkt.

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2. OTHER ACTIVITIES	2. ANDERE TÄTIGKEITEN
2.1.    The Managing Director shall devote his full working time and ability to the Company’s business. For the duration of this Service Contract and apart from services rendered for affiliated companies within the Xerium Group, the Managing Director shall not engage in any other business activity or serve in any industry, trade, professional, governmental or academic position, be it with or without remuneration, without the explicit prior written consent of the shareholder or the CEO of Xerium.

2.1.    Der Geschäftsführer hat seine volle Arbeitskraft und all seine fachlichen Kenntnisse und Erfahrungen ausschließlich der Gesellschaft und der Xerium-Gruppe zur Verfügung zu stellen. Ohne die ausdrückliche vorherige schriftliche Zustimmung des Gesellschafters der Gesellschaft oder des CEO und unabhängig von Tätigkeiten für Unternehmen innerhalb der Xerium-Gruppe, darf der Geschäftsführer für die Dauer dieses Geschäftsführervertrags keine entgeltlichen oder unentgeltlichen (Geschäfts-) Tätigkeiten aufnehmen oder eine Position in irgendeinem Industriezweig, im Handel, einer professionellen, staatlichen oder akademischen Stelle besetzen.

2.2.    The Managing Director may not hold shares or interest in another company (other than Xerium) that partly or fully competes with or is engaged in business with the Company or the Xerium Group without prior written consent of the CEO of Xerium. The acquisition of shares or interests that do not constitute a majority in shares or votes, and do not constitute a blocking minority interest, or permit noticeable influence on the business of such entity in which shares or interests are held, shall, however, be permitted to the extent not otherwise in conflict with the Code and the other policies of the Company and Xerium Group from time to time in effect.

2.2.    Der Geschäftsführer darf sich ohne vorherige schriftliche Zustimmung des CEO nicht unmittelbar oder mittelbar an einem anderen Unternehmen (außer Xerium) beteiligen, das mit der Gesellschaft oder der Xerium-Gruppe direkt oder indirekt in Wettbewerb oder in geschäftlicher Beziehung steht. Unter das Wettbewerbsverbot fällt nicht der Aktien- oder Beteiligungserwerb, soweit dieser nur der privaten Vermögensanlage dient, keine Mehrheitsbeteiligung und keine Sperrminorität darstellt und keinen wesentlichen Einfluss auf das Geschäft eines solchen Unternehmens ermöglicht, soweit dies nicht anderweitig im Widerspruch zu dem jeweils in seiner aktuellen Fassung geltenden Kodex und den Richtlinien der Gesellschaft und der Xerium-Gruppe steht.

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3. BASE SALARY	3. GRUNDVERGÜTUNG
3.1.    The Managing Director shall be entitled to an annual gross base salary in the amount of EUR 300,000 per year, or EUR 25,000 per month ("Base Salary"), less required withholdings pursuant to German law. The net amount shall be paid in accordance with the payroll practices of the Company and shall be payable in arrears to the end of a calendar month.

3.1.    Der Geschäftsführer hat Anspruch auf ein Bruttogrundgehalt in Höhe von EUR 300.000 pro Jahr oder EUR 25.000 pro Monat ("Grundvergütung"), abzüglich der nach deutschem Recht abzuführenden Abgaben. Der Nettobetrag wird im Einklang mit der Vergütungspraxis der Gesellschaft anteilig pro Monat ausgezahlt und ist zahlbar jeweils am Monatsende.

To the extent that the Managing Director is obliged to participate in the German public social security system (Sozialversicherung), the Company shall pay half of the mandatory social security contributions (Sozialversicherungsbeiträge) including contributions to state unemployment insurance, health insurance, nursing care insurance and state pension insurance with the other half being borne by the Managing Director. In case the Managing Director opts for a private health insurance instead of the statutory health insurance, the Company will bear half of the contributions to the Managing Director’s private health insurance up to a maximum of the amount which it would have to pay for the statutory health insurance (BDO-Satz). In case and to the extent that bearing such contributions constitute a taxable event, the Managing Director will bear the taxes due.

Soweit der Geschäftsführer zur Einzahlung in die gesetzliche Sozialversicherung verpflichtet ist, zahlt die Gesellschaft die Hälfte der gesetzlichen Sozialversicherungsbeiträge einschließlich der Beiträge zur gesetzlichen Arbeitslosenversicherung, zur Krankenversicherung, Pflegeversicherung und gesetzlichen Rentenversicherung. Die andere Hälfte wird vom Geschäftsführer getragen. Wählt der Geschäftsführer anstelle der gesetzlichen Krankenversicherung eine private Krankenversicherung, übernimmt die Gesellschaft 50% (fünfzig Prozent) der tatsächlichen jeweiligen Beiträge des Geschäftsführers zur privaten Krankenversicherung, maximal jedoch 50% (fünfzig Prozent) der steuerlich anerkannten Beiträge, die an die gesetzliche Krankenversicherung zu zahlen wären (BDO-Satz). Soweit diese Beiträge steuerpflichtig sind, trägt der Geschäftsführer die anfallenden Steuern.

Upon payment of the above-mentioned salary, all activities the Managing Director has to perform under this Service Contract shall be considered compensated. This also applies to activities for the benefit of other companies of the Xerium Group.

Mit der Zahlung des oben genannten Grundgehalts gelten alle Tätigkeiten, die der Geschäftsführer im Rahmen dieses Geschäftsführervertrags zu erbringen hat, als abgegolten. Dies gilt auch für Tätigkeiten zugunsten anderer Unternehmen der Xerium-Gruppe.

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3.2. The Managing Director is not entitled to pledge or assign his remuneration without having obtained the prior written consent of the shareholder of the Company or the CEO.	3.2. Der Geschäftsführer ist nicht berechtigt, seinen Anspruch auf Vergütung ohne vorherige schriftliche Zustimmung des Gesellschafters der Gesellschaft oder des CEO zu verpfänden oder abzutreten.
4. BONUS PLANS	4. BONUSPROGRAMME
4.1.    The Managing Director shall be entitled to participate in any and all annual bonus plans (the "Annual Bonus Plans") from time to time in effect for senior executives of Xerium generally. The terms of each Annual Bonus Plan and Managing Director’s participation therein shall be determined by the compensation committee of the Board (or, if there is no such committee, by the Board); provided, however, that the Managing Director shall be entitled to participate in such plans at a target opportunity equal to fifty percent (50%) of his Base Salary (pro-rated in 2018 based on employment commencement date) provided that the Managing Director is employed by the Company on the payment date with any awards thereunder payable only to the extent earned pursuant to the terms of the applicable Annual Bonus Plan and subject to adjustment in accordance with the terms of the applicable Annual Bonus Plan.

4.1.    Der Geschäftsführer ist berechtigt, an den jährlichen Bonusprogrammen (die "Jährlichen Bonusprogramme"), die für leitende Angestellte von Xerium gelten, teilzunehmen, sofern und soweit solche existieren. Die Bedingungen der jeweiligen Jährlichen Bonusprogramme und die Teilnahme des Geschäftsführers an diesen, werden vom Vergütungsausschuss des Boards festgelegt (oder falls es einen solchen Ausschuss nicht gibt, vom Board); der Geschäftsführer ist berechtigt, sich an solchen Programmen in Höhe einer Target Opportunity von fünfzig Prozent (50%) seines Grundgehaltes (pro rata im Jahr 2018 basierend auf den Beginn des Beschäftigungsverhältnisses) zu beteiligen, sofern der Geschäftsführer am Auszahlungstag noch bei der Gesellschaft beschäftigt ist. Bonuszahlungen aus solchen Programmen sind nur für die nach Maßgabe der Bestimmungen des jeweils geltenden Jährlichen Bonusprogramms zu zahlenden Beträge zu leisten, vorbehaltlich einer Anpassung gemäß den Bedingungen des jeweils geltenden Jährlichen Bonusprogramms.

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4.2.    The Managing Director shall be entitled to participate in any awards granted under any Long Term Incentive Program (such a plan, the "LTIP") or similar equity participation or long term incentive plans from time to time in effect for senior executives of Xerium generally. For 2018, it is anticipated that the Managing Director’s participation in the LTIP shall provide for an initial award value on the date of grant not to exceed $150,000 United States Dollars, on such terms as will be determined by the compensation committee of the Board (or, if there is no such committee, by the Board). A grant of awards under any LTIP or other equity participation plan will be made to the Managing Director at the same time and on the same terms as awards are made to other participants in such plan and will be subject to all the terms and conditions of such plan.

4.2.    Der Geschäftsführer ist berechtigt, an dem Long-Term-Incentive-Program (solch ein Programm, der "LTIP") oder ähnlichen Beteiligungsplänen oder langfristigen Incentive-Plänen für leitende Angestellte von Xerium teilzunehmen. Für das Jahr 2018 ist vorgesehen, dass die Beteiligung des Geschäftsführers am LTIP einen anfänglichen "Initial Award Value“ von USD 150.000 zum Zeitpunkt der Gewährung nicht überschreitet, und zwar zu Bedingungen, die vom Vergütungsausschuss des Boards festgelegt werden (oder falls es einen solchen Ausschuss nicht gibt, vom Board). Eine etwaige Beteiligung des Geschäftsführers an dem LTIP oder einem anderen Kapitalbeteiligungsplan erfolgt zu den Bedingungen des jeweiligen Programms und zu den Bedingungen, die für andere Teilnehmer solcher Programme gelten.

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4.3.    Any awards under any Annual Bonus Plan and LTIP (together, the "Incentive Plans") are of a voluntary nature. The payment of an award under an Incentive Plan with respect to one year shall not be deemed to create an obligation to pay an award with respect to any future year. The Managing Director shall not acquire a legal claim to any award under the Incentive Plans even if awards are granted over a longer period of time and/or if they are repeatedly granted without the Company or Xerium specifically reserving the right to claim the voluntariness on each occasion of the awards being granted. Therefore, the compensation committee of the Board (or, if there is no such committee, by the Board), may alter, modify, add to or delete any Incentive Plan at any time as it, in its sole judgment, determines to be appropriate.

4.3.    Alle Zahlungen/Zuteilungen im Rahmen eines Jährlichen Bonusprogramms und LTIP (zusammen die "Incentive-Programme") sind freiwilliger Natur und begründen keinen Rechtsanspruch. Zahlungen/Zuteilungen im Rahmen eines Incentive-Programms in Bezug auf ein Jahr, begründen keine Verpflichtung eine Zahlung/Zuteilung für künftige Jahre zu leisten. Der Geschäftsführer hat keinen Rechtsanspruch auf irgendeine Zahlung/Zuteilung an Incentive-Programmen, auch wenn die Zahlungen/Zuteilungen über einen längeren Zeitraum gewährt werden und/oder wenn sie wiederholt gewährt werden, ohne dass Xerium sich bei Gewährung der Zahlung/Zuteilung ausdrücklich die Freiwilligkeit der Gewährung vorbehält. In diesem Zusammenhang kann der Vergütungsausschuss des Boards (oder falls es einen solchen Ausschuss nicht gibt, das Board) jederzeit ein Incentive-Programm ändern, modifizieren, hinzufügen oder einstellen, wenn er dies für angemessen hält.

5. INABILITY TO PERFORM DUTIES	5. DIENSTVERHINDERUNG
5.1.    In case the Managing Director is unable to perform his duties under this Service Contract, be it for health or other reasons, he shall inform the Company immediately. This obligation to inform also applies to the estimated duration and the reasons for the inability to perform duties. In case of illness or disability, the Managing Director shall provide the Company with a medical certificate regarding the inability to work and its estimated duration on the third calendar day of his inability to perform his duties at the latest.

5.1.    Kann der Geschäftsführer seine Pflichten aus diesem Geschäftsführervertrag nicht erfüllen, sei es aus gesundheitlichen oder anderen Gründen, hat er dies der Gesellschaft unverzüglich mitzuteilen. Diese Informationspflicht gilt auch für die voraussichtliche Dauer und die Gründe der Verhinderung. Im Falle einer durch Krankheit bedingten Verhinderung hat der Geschäftsführer der Gesellschaft unaufgefordert spätestens bis zum dritten Tag der Krankheit, eine ärztliche Arbeitsunfähigkeitsbescheinigung vorzulegen, welche die voraussichtliche Dauer seiner Dienstunfähigkeit erkennen lässt.

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5.2.    If the Managing Director is prevented from carrying out his duties under this Service Contract due to continued illness or disability not caused by himself, he will be entitled to receive his Base Salary in accordance with Section 3.1, above, subject to Section 5.3 below, for a period of up to six weeks commencing on the first day of his inability to work, provided that this Service Contract does not end earlier. A bonus payable in accordance with Section 4, above, shall remain unaffected, but shall be reduced pro rata temporis if, in reference to the full duration of the inability to work, such inability lasts for more than six weeks uninterruptedly.

5.2.    Wird der Geschäftsführer aufgrund einer anhaltenden Krankheit, die nicht von ihm selbst verursacht wurde, an der Erfüllung seiner Pflichten aus diesem Geschäftsführervertrag gehindert, hat er Anspruch auf Bezug seines Grundgehalts gemäß Ziffer 3.1, vorbehaltlich Ziffer 5.3, für einen Zeitraum von bis zu sechs Wochen ab dem ersten Tag seiner Arbeitsunfähigkeit, sofern dieser Geschäftsführervertrag nicht vorher endet. Eine nach Ziffer 4 zu zahlende Bonuszahlung bleibt unberührt, wird jedoch zeitanteilig (pro rata temporis) gekürzt, wenn die Dauer der Arbeitsunfähigkeit mehr als sechs Wochen andauert.

5.3.    If the Managing Director receives or is entitled to payments from health insurance, in particular sickness benefit and daily benefit, the amount of such benefits shall be deducted from the Company's payments, and the obligation to pay shall cease no later than the date of termination of this Service Contract.

5.3.    Wenn der Geschäftsführer aus der Krankenversicherung Zahlungen erhält oder Anspruch auf solche Zahlungen hat, insbesondere Krankengeld und/oder Tagesgeld, reduzieren sich die Zahlungen der Gesellschaft um diese Beträge, wobei die Zahlungspflicht der Gesellschaft spätestens mit der Beendigung dieses Geschäftsführervertrags endet.

5.4. In all other respects the provisions of the Continued Salary Payment Act (Entgeltfortzahlungsgesetz) shall apply.	5.4. Im Übrigen gelten die Bestimmungen des Entgeltfortzahlungsgesetzes.
6. ADDITIONAL BENEFITS, RESERVATION OF RIGHT TO INVOKE VOLUNTARY NATURE OF BENEFITS	6. GEWÄHRUNG ZUSÄTZLICHER VORTEILE, VORBEHALT DER FREIWILLIGKEIT
6.1.    Subject to any contribution therefor generally required of executives of Xerium, the Managing Director shall be entitled to participate in any group term life insurance plans from time to time in effect for executives of Xerium generally. Such participation shall be subject to the terms of the applicable plan documents and generally applicable Company policies.

6.1.    Vorbehaltlich etwaiger Beiträge, die von Führungskräften von Xerium zu tragen sind, ist der Geschäftsführer berechtigt, sich an allen Gruppenlebensversicherungen zu beteiligen, die für Führungskräfte von Xerium vorgesehen sind. Eine solche Teilnahme unterliegt den Bedingungen der geltenden Planunterlagen und allgemein geltenden internen Unternehmensrichtlinien.

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6.2. Xerium shall maintain directors' and officers' insurance policies covering his actions as the Managing Director of the Company.
6.2.    Xerium verpflichtet sich eine D&O Versicherung für Führungskräfte zugunsten des Geschäftsführers abzuschließen und zu unterhalten, die diesen für Pflichtverletzungen im Rahmen seiner Tätigkeit als Geschäftsführer unter diesem Geschäftsführervertrag versichert.

6.3.    Should the Company grant to the Managing Director any further benefits beyond those described in this Service Contract, these benefits shall be granted on a voluntary basis. The Managing Director shall not acquire a legal claim to these benefits even if they are granted over a longer period of time and/or if they are repeatedly granted without the Company specifically reserving the right to claim the voluntariness on each occasion of the benefits being granted.

6.3.    Sollte die Gesellschaft dem Geschäftsführer weitere als die in diesem Geschäftsführervertrag beschriebenen Leistungen gewähren, werden diese Leistungen auf freiwilliger Basis gewährt. Der Geschäftsführer erwirbt keinen Rechtsanspruch auf diese Leistungen, auch wenn sie über einen längeren Zeitraum gewährt werden und/oder wenn sie wiederholt gewährt werden, ohne dass die Gesellschaft sich bei jeder Leistungsgewährung ausdrücklich deren Freiwilligkeit vorbehält.

7. TRAVEL EXPENSES	7. REISEKOSTEN
Travel expenses and other necessary expenses reasonably incurred by the Managing Director in the furtherance of business of the Xerium Group shall be reimbursed to him, against presentation of supporting documents, in accordance with the rules and regulations of the Company and the applicable German tax laws as amended from time to time.

Reisekosten und andere notwendige Auslagen in angemessener Höhe, die dem Geschäftsführer entstehen und für das Geschäft der Xerium-Gruppe erforderlich sind, werden ihm gegen Vorlage von Belegen in Übereinstimmung mit den geltenden Regeln und Vorschriften der Gesellschaft und den geltenden deutschen Steuergesetzen, erstattet.

8. COMPANY CAR	8. DIENSTWAGEN
8.1.    The Company shall provide the Managing Director in accordance with the Xerium Fleet Automobile Program in force from time to time with a company car for business and private use. The Company reserves the right to substitute the car by another company car equal in value at any time.

8.1.    Die Gesellschaft stellt dem Geschäftsführer in Übereinstimmung mit dem Xerium Fleet Automobile Program, einen Dienstwagen für die geschäftliche und private Nutzung zur Verfügung. Die Gesellschaft behält sich das Recht vor, das Fahrzeug jederzeit durch einen anderen, gleichwertigen Dienstwagen zu ersetzen.

8.2.    The financial value of the private use of the company car is considered additional compensation to the Managing Director, which will be subject to wage withholding tax to be borne by the Managing Director.
8.2. Der finanzielle Wert der privaten Nutzung des Dienstwagens gilt als zusätzliche Vergütung für den Geschäftsführer, die der Lohnsteuer unterliegt, welche vom Geschäftsführer zu tragen ist.

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8.3.    The costs of maintenance, insurance, and use of the company car including, but not limited to car insurances taxes, comprehensive liability insurance (Vollkaskoversicherung), petrol, etc. shall be borne by the Company, unless otherwise provided in the Xerium Fleet Automobile Program.

8.3.    Die Kosten für Wartung, Versicherung und Nutzung des Dienstwagens, einschließlich, aber nicht beschränkt auf Kfz-Versicherungen, Vollkaskoversicherung, Kraftstoff usw., sind von der Gesellschaft zu tragen, sofern nicht Abweichendes im Xerium Fleet Automobil Program geregelt ist.

8.4.    In case of revocation of appointment as Managing Director, termination of this Service Contract, or in the event of release from his duties, the Managing Director shall return the company car without solicitation, shall have no right of retention, and shall not be entitled to compensation or replacement, in particular for the loss of the financial advantage of private use of the company car.

8.4.    Im Falle des Widerrufs der Bestellung zum Geschäftsführer, der Kündigung dieses Geschäftsführervertrages oder bei Freistellung, hat der Geschäftsführer den Dienstwagen ohne Aufforderung zurückzugeben. Ferner, hat er kein Zurückbehaltungsrecht und keinen Anspruch auf Entschädigung oder Ersetzung; insbesondere hat er keinen Anspruch auf Ersatz des Verlusts des finanziellen Vorteils der privaten Nutzung des Dienstwagens.

9. VACATION	9. URLAUB
9.1. The Managing Director shall be entitled to an annual vacation of 25 working days plus other German-observed holidays.	9.1. Der Geschäftsführer hat Anspruch auf einen Jahresurlaub von 25 Arbeitstagen zuzüglich der für die Bundesrepublik Deutschland geltenden gesetzlichen Feiertage.
9.2. Upon reasonable advance notice, the time of vacation shall be determined with the agreement of the CEO of Xerium and subject to the business requirements of the Company.	9.2. Nach angemessener Vorankündigung durch den Geschäftsführer, wird die Urlaubszeit mit Zustimmung des CEO von Xerium und unter Berücksichtigung der Geschäftsaktivitäten der Gesellschaft festgelegt.
9.3.    Vacation entitlement accrues pro rata month by month through the calendar year. This also applies to the year in which the Managing Director commences work with the Company as well as to the year in which he leaves.

9.3.    Der Urlaubsanspruch entsteht pro rata für jeden Monat der Beschäftigung des Geschäftsführers bei der Gesellschaft im jeweiligen Kalenderjahr. Dies gilt sowohl für das Jahr, in dem der Geschäftsführer seine Tätigkeit für die Gesellschaft beginnt als auch für das Jahr in der seine Tätigkeit für die Gesellschaft endet.

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9.4.    Vacation not taken during the calendar year may only be carried forward to the next calendar year with the approval of the Company or if it could not be taken in the preceding year due to the business of the Company requiring the presence of the Managing Director. Vacation that cannot be carried forward according to this rule shall lapse effective December 31 of the same calendar year. Vacation carried forward must be taken by March 31 of the following calendar year, or shall then lapse. The Managing Director shall have no claim to payment in lieu of vacation entitlements that lapsed unless the vacation was not taken due to a specific request of the Company.

9.4.    Urlaubstage die während eines Kalenderjahres nicht in Anspruch genommen werden, dürfen nur mit Zustimmung der Gesellschaft auf das nächste Kalenderjahr übertragen werden. Urlaubstage, die während eines Kalenderjahres nicht in Anspruch genommen werden konnten, weil der Geschäftsbetrieb der Gesellschaft die Anwesenheit des Geschäftsführers erforderte, werden auf das folgende Kalenderjahr übertragen. Urlaubstage, die nach diesen Regeln nicht übertragen werden, verfallen mit Wirkung zum 31. Dezember desselben Kalenderjahres. Übertragene Urlaubstage müssen bis zum 31. März des folgenden Kalenderjahres in Anspruch genommen werden, ansonsten verfallen sie. Der Geschäftsführer hat keinen Anspruch auf Vergütung der verfallenen Urlaubstage, es sei denn, der Urlaub wurde nach besonderer Anforderung durch die Gesellschaft nicht in Anspruch genommen werden.

9.5. Incidentally, the German Federal Leave Act (Bundesurlaubsgesetz) shall apply mutatis mutandis.	9.5. Im Übrigen gilt das Bundesurlaubsgesetz entsprechend.

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10. SECRECY, RETURN OF ITEMS	10. GEHEIMHALTUNG, RÜCKGABE VON GEGENSTÄNDEN
10.1.    The Managing Director shall not disclose to any third party, or use for personal gain, any confidential technical or other business information which has been entrusted to him, or which has otherwise become known to the Managing Director and which relates to the Company or to the Xerium Group. In particular, no information may be disclosed concerning the organisation of the business, the relations with clients and customers and the technical know-how of the Xerium Group. This obligation shall not expire upon termination of this Service Contract, but shall continue to remain in force thereafter.

10.1.    Der Geschäftsführer ist verpflichtet über alle vertraulichen, technischen oder anderen Informationen, die ihm bekannt geworden sind und die sich auf die Gesellschaft oder die Xerium Gruppe beziehen Stillschweigen zu wahren, sie Dritten nicht zur Verfügung zu stellen und sie nicht zu seinem persönlichen Vorteil zu verwenden. Insbesondere dürfen keine Informationen über die Organisation, die Beziehungen zu Kunden und das technische Know-how der Xerium-Gruppe offengelegt werden. Diese Verpflichtungen bleiben auch über den Zeitpunkt der Beendigung dieses Geschäftsführervertrags hinaus bestehen.

10.2.    Business records of any kind, including private notes concerning Xerium Group affairs and activities, shall be carefully kept and shall be used for business purposes only. No copies or extracts or duplicates of drawings, calculations, statistics and the like nor of any other business records or documents may be made for purposes other than for the business of the Xerium Group.

10.2.    Geschäftsaufzeichnungen jeglicher Art, einschließlich privater Notizen über die Xerium-Gruppe und deren Aktivitäten, müssen sorgfältig aufbewahrt werden und dürfen nur für geschäftliche Zwecke der Xerium-Gruppe verwendet werden. Kopien, Auszüge oder Duplikate von Zeichnungen, Berechnungen, Statistiken und dergleichen sowie Geschäftsunterlagen oder Dokumente dürfen nicht für andere Zwecke als für die Geschäfte der Xerium-Gruppe angefertigt werden.

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10.3.    Upon request of the Company or any Xerium Group member, and without solicitation in case of termination of this Service Contract or the Managing Director is released from his obligation to work, the Managing Director shall return all items pertaining to the Company or the Xerium Group at the location of its business offices to the attention of another managing director, if any, or of any other employee of the Xerium Group whom the CEO of Xerium may designate. The Managing Director shall have no right of retention to the above-mentioned items, no claim to compensation and no right to a replacement.

10.3.    Auf Verlangen der Gesellschaft oder einer Gesellschaft der Xerium-Gruppe, und im Falle der Beendigung dieses Geschäftsführervertrags oder im Falle der Freistellung des Geschäftsführers, ist der Geschäftsführer verpflichtet, ohne Aufforderung, alle ihm von der Xerium-Gruppe zur Verfügung gestellten Gegenstände und Unterlagen zurückzugeben. Die Rückgabe erfolgt am Sitz einer Gesellschaft der Xerium-Gruppe in Anwesenheit eines anderen Geschäftsführers oder eines anderen Mitarbeiters der Xerium-Gruppe, den der CEO benennt. Der Geschäftsführer hat kein Zurückbehaltungsrecht an den vorgenannten Sachen, sowie keinen Anspruch auf Schadenersatz oder Ersetzung.

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11. GRANTING OF PROPRIETARY RIGHTS	11. GEWÄHRUNG VON SCHUTZRECHTEN
11.1.    The Managing Director hereby irrevocably grants the Company the exclusive right, unrestricted as to time, territory and content, to use work products protected by copyright or ancillary rights ("Work Products"), which he creates in the course of performance of his contractual duties hereunder. This irrevocable and exclusive right shall take effect upon its creation. The Managing Director is not entitled to any other use of his Work Products. This grant includes the right of the Company to use any copyrights and ancillary rights in a tangible and intangible form, both within and outside Germany, and entitles the Company to assign and sublicense any such rights to any third person, irrespective of the scope of application of the sublicense as to time, territory and content.

11.1.    Der Geschäftsführer räumt der Gesellschaft hiermit unwiderruflich das ausschließliche, zeitlich, räumlich und inhaltlich unbeschränkte Recht ein, durch Urheberrechte oder sonstige Rechte geschützte Arbeitsprodukte ("Arbeitsprodukte") zu verwenden, die im Rahmen der Erbringung seiner Pflichten unter diesem Geschäftsführervertrag entstehen. Dieses unwiderrufliche und ausschließliche Recht der Gesellschaft entsteht mit der Entstehung der zuvor genannten Schutzrechte. Der Geschäftsführer hat keinen Anspruch auf anderweitige Verwendung seiner Arbeitsprodukte. Diese Gewährung von Rechten umfasst das Recht der Gesellschaft, jegliche Urheberrechte und sonstige Rechte in materieller und immaterieller Form im In- und Ausland zu nutzen und berechtigt die Gesellschaft, diese Rechte an Dritte abzutreten und zu unterlizenzieren, unabhängig vom zeitlichen, räumlichen oder inhaltlichen Anwendungsbereich der Unterlizenzen.

The granting of rights includes, but is not limited to:	Die Einräumung von Rechten beinhaltet, ist aber nicht beschränkt auf:
11.1.1.    the right to permanently, temporarily and repeatedly reproduce publish and distribute any Work Products or parts hereof entirely or partly, irrespective of medium and form. This applies in particular to the print media, film, radio and/or digital media, public and private networks of every kind (Internet, Intranet, extranet, mobile data networks) as well as databases and electronic carrier media. This right also includes the right to digitize the Work Product;

11.1.1.    das Recht zur ganzen oder teilweisen, dauerhaften, zeitweiligen und wiederholten Vervielfältigung, Wiedergabe und Distribution von Arbeitsprodukten oder Teilen davon, unabhängig von Medium und Form, ganz oder teilweise. Dies gilt insbesondere für Printmedien, Filme, Radio und/oder digitale Medien, öffentliche und private Netzwerke aller Art (Internet, Intranet, Extranet, mobile Datennetzwerke) sowie Datenbanken und elektronische Trägermedien. Dieses Recht beinhaltet auch das Recht, das Arbeitsprodukt zu digitalisieren;

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11.1.2. the right to translate and edit Work Products or parts hereof as well as to reproduce and distribute the results of the translation and editing in terms of the above Section 11.1.1;
11.1.2.    das Recht, Arbeitsprodukte oder Teile davon zu übersetzen und zu bearbeiten sowie die Ergebnisse der Übersetzung und Bearbeitung im Sinne von Ziffer 11.1.1 zu vervielfältigen und zu verbreiten;

11.1.3.    the right to exhibit and publicly present Work Products, including the right to provide access to them to any third person via public and private networks, in particular via Internet or any other interactive call or pull systems, and including the right to introduce the Work Products into and store them in such systems;

11.1.3.    das Recht, Arbeitsprodukte auszustellen und öffentlich zu präsentieren, einschließlich des Rechts, Dritten über öffentliche und private Netze Zugang zu ihnen zu gewähren, insbesondere über das Internet oder andere interaktive Ruf- oder Pull-Systeme, einschließlich des Rechts, die Arbeitsprodukte in solche Systeme einzuführen, einzuarbeiten und dort zu speichern;

11.1.4.    the right to join Work Products or parts hereof with other works, parts of works or any other information and to exploit, use or edit the result in any form, in particular in the actions mentioned above in Sections 11.1.1 - 11.1.3.

11.1.4.    das Recht, Arbeitsprodukte oder Teile davon mit anderen Werken, Teilen von Werken oder anderen Informationen zu be- oder verarbeiten und das Ergebnis in irgendeiner Form, insbesondere in den unter den Ziffern 11.1.1 - 11.1.3 genannten Fällen, zu nutzen, zu bearbeiten oder aufzubereiten.

11.2. The assignment of rights and exploitation of Work Products by the Company shall be deemed compensated by the remuneration paid to the Managing Director.	11.2. Die Übertragung von Rechten und die Verwertung von Arbeitsprodukten durch die Gesellschaft sind durch die Grundvergütung des Geschäftsführers abgegolten.

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11.3.    The Managing Director’s rights existing in accordance with Section 38 para. 1 sentence 2 German Copyright Act (Urheberrechtsgesetz) are explicitly excluded. Furthermore, the Managing Director waives any of his possible author’s personal rights existing with regard to the Work Products as far as they may affect the undisturbed use by the Company. In particular, the Managing Director waives his right to publish the Work Products and consents to modifications of his work within a scope customary in the industry. The Managing Director’s right to prohibit distortions, other impairments or uses which are capable endangering the legitimate intellectual and personal interests intrinsic to the work remain unaffected.

11.3.    Die Rechte des Geschäftsführers gem. § 38 Abs. 1 Satz 2 Urheberrechtsgesetz (UrhG) sind ausdrücklich ausgeschlossen. Darüber hinaus verzichtet der Geschäftsführer auf etwaige Urheberrechte oder sonstige Schutzrechte an Arbeitsprodukten, soweit diese die ungestörte Nutzung durch die Xerium-Gruppe beeinträchtigen. Insbesondere verzichtet der Geschäftsführer auf das Recht der Veröffentlichung der Arbeitsprodukte und stimmt Änderungen seiner Arbeiten im branchenüblichen Umfang zu. Das Recht des Geschäftsführers, Verzerrungen, sonstige Beeinträchtigungen oder Verwendungen zu verbieten, die geeignet sind, die berechtigten intellektuellen und persönlichen Interessen, die mit der Arbeit verbunden sind, zu gefährden, bleiben unberührt.

11.4.    In addition, the Managing Director assigns all rights with regard to any data bases created within the scope of his contractual duties in such manner that the Company is the producer of the data bases according to Section 87a German Copyright Act (Urheberrechtsgesetz).

11.4.    Darüber hinaus tritt der Geschäftsführer alle Rechte an im Rahmen seiner vertraglichen Pflichten aus diesem Geschäftsführervertrag geschaffenen Datenbanken in der Weise ab, dass die Gesellschaft nach § 87a UrhG als Hersteller der Datenbanken gilt.

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11.5.    The Managing Director hereby irrevocably and completely grants the Company all patentable inventions, inventions that may be registered as utility models and suggestions for technical improvements made by the Managing Director as well as work products protected by industrial property rights. The Managing Director is obliged to immediately disclose to the Company any inventions and suggestions for technical improvement he makes within the scope of this Service Contract. The Managing Director will assist the Company or any Xerium Group member with the registration of industrial property rights on behalf of the Company or such Xerium Group Member to the best of his ability, and will, in particular, make the necessary declarations to the respective registration authority and present the necessary documents.

11.5.    Der Geschäftsführer überträgt und räumt der Gesellschaft hiermit unwiderruflich und vollständig alle Rechte an allen patentfähigen Erfindungen, Erfindungen die als Gebrauchsmuster registriert werden können, von ihm ausgehenden Vorschläge für technische Verbesserungen sowie den Gebrauch aller durch gewerbliche Schutzrechte geschützten Arbeitsprodukte ein. Der Geschäftsführer ist verpflichtet, Erfindungen und Vorschläge zur technischen Verbesserung, die er im Rahmen dieses Geschäftsführervertrags macht, der Gesellschaft unverzüglich mitzuteilen. Der Geschäftsführer wird die Gesellschaft oder ein Mitglied der Xerium-Gruppe bei der Registrierung von gewerblichen Schutzrechten im Namen der Gesellschaft oder eines solchen Mitglieds der Xerium-Gruppe bestmöglich unterstützen und insbesondere die erforderlichen Erklärungen gegenüber den entsprechenden Registrierungsbehörden für die jeweilige Registrierung abgeben sowie die nötigen Dokumente vorlegen und unterzeichnen.

11.6.    In addition, all other work products created by the Managing Director during and in connection with this Service Contract belong to the Company and no additional remuneration shall be payable by the Company. The Managing Director is obliged to offer any other work products first to the Company for the purpose of exploitation. If the Company is not interested in acquiring exploitation rights, the Managing Director can freely dispose of the respective work products within the limitations of the statutory obligation not to compete.

11.6.    Darüber hinaus stehen alle anderen Arbeitsprodukte, die vom Geschäftsführer während und im Zusammenhang seiner Tätigkeit im Rahmen dieses Geschäftsführervertrags erstellt werden, im Eigentum der Gesellschaft. Eine zusätzliche Vergütung wird hierfür vonseiten der Gesellschaft nicht gezahlt. Der Geschäftsführer ist verpflichtet, andere Arbeitserzeugnisse zum Zweck der Verwertung zunächst der Gesellschaft anzubieten. Ist die Gesellschaft nicht am Erwerb von Verwertungsrechten interessiert, kann der Geschäftsführer im Rahmen der gesetzlichen Wettbewerbsverbote frei über die jeweiligen Arbeitserzeugnisse verfügen.

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11.7. In all other respects, the statutory regulations regarding inventions, copyrights and ancillary rights shall apply.	11.7. Im Übrigen gelten die gesetzlichen Vorschriften über Erfindungen, Urheberrechte und sonstige Rechte.
12. TERM OF EMPLOYMENT, RIGHT OF TERMINATION, RELEASE; CHANGE OF CONTROL	12. LAUFZEIT DES VERTRAGS, KÜNDIGUNGSRECHT, FREISTELLUNG; KONTROLLWECHSEL
12.1.    This Service Contract is concluded for an indefinite period of time. Notwithstanding the foregoing, this Service Contract shall terminate without any notice being required at the end of the month during which the Managing Director reaches the normal old-age of the social pension insurance which is at this time according to Section 35 German Social Code VI (Sozialgesetzbuch (SGB) Sechstes Buch (VI)) the age of 67.

12.1.    Dieser Geschäftsführervertrag wird auf unbestimmte Zeit geschlossen. Ungeachtet des Vorstehenden endet dieser Geschäftsführervertrag, ohne dass es einer Kündigung bedarf, mit Ablauf des Monats, in dem der Geschäftsführer die Regelaltersgrenze der gesetzlichen Rentenversicherung erreicht, dies ist gegenwärtig gemäß § 35 Sozialgesetzbuch (SGB) Sechstes Buch (VI) das vollendete 67. Lebensjahr.

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12.2.    During its term this Service Contract may be terminated by either Party with a notice period of 6 (six) months effective to the end of any given calendar month; provided, however, that if the Company terminates this Service Contract within six (6) months of the Effective Date, the Company will provide the Managing Director with a notice period of 3 (three) months effective to the end of any given calendar month. The Company shall only be entitled to terminate this Service Contract within six (6) months of the Effective Date with a notice period of 3 (three) months effective to the end of any given calendar month, if the Managing Director blatantly disregards (direct) instructions of the shareholder / general meeting of the Company or the CEO; for reasons which lie in his person, is incapable of properly performing his duties arising from this Service Contract; refuses to undertake business trips he is obliged to undertake according to Section 1.5 of this Service Contract, or severely violates a contractual or statutory obligation.

12.2.    Während seiner Laufzeit kann dieser Geschäftsführervertrag von jeder Vertragspartei mit einer Kündigungsfrist von 6 (sechs) Monaten zum Ende eines jeden Kalendermonats gekündigt werden. Wenn jedoch die Gesellschaft diesen Geschäftsführervertrag innerhalb von 6 (sechs) Monaten nach dem Datum des Inkrafttretens kündigt, beträgt die Kündigungsfrist 3 (drei) Monate zum Ende eines Kalendermonats. Die Gesellschaft ist innerhalb der ersten 6 (sechs) Monate nach dem Datum des Inkrafttretens dieses Geschäftsführervertrags nur dann berechtigt den Geschäftsführer mit einer Kündigungsfrist von 3 (drei) Monaten zu kündigen, wenn der Geschäftsführer (An-) Weisungen des Gesellschafters / der Gesellschafterversammlung der Gesellschaft oder des CEO eklatant missachtet; aus Gründen die in seiner Personen liegen nicht in der Lage ist die ihm aufgrund dieses Geschäftsführervertrags obliegenden Aufgaben ordnungsgemäß zu erfüllen oder ihre Ausführung verweigert; sich weigert Geschäftsreisen anzutreten, zu denen er gem. Ziffer 1.5 verpflichtet ist oder eine vertragliche oder gesetzliche Pflicht schwerwiegend verletzt.

In case the following two conditions are met: (i) the Company terminates this Service Contract after expiration of six (6) months of the Effective Date with a notice period of 6 (six) month effective to the end of any given calendar month; and (ii) Section 12.6 does not apply, the Managing Director shall be entitled to a severance pay of 12 (twelve) month Base Salary. For the avoidance of doubt, this shall not apply in case of a termination for exceptional cause; and in particular not in case of termination without notice for good cause (Section 12.4).

Für den Fall, dass die folgenden zwei Bedingungen kumulativ erfüllt sind: (i) die Gesellschaft kündigt nach Ablauf von 6 (sechs) Monaten nach dem Datum des Inkrafttretens dieses Geschäftsführervertrags diesen Geschäftsführervertrag mit einer Kündigungsfrist von 6 (sechs) Monaten zum Ende eines Kalendermonats; und (ii) Ziffer 12.6 findet keine Anwendung, hat der Geschäftsführer Anspruch auf eine Zahlung in Höhe der Grundvergütung von 12 (zwölf) Monaten. Dies gilt nicht im Falle einer außerordentlichen Kündigung sowie insbesondere nicht im Falle einer fristlosen Kündigung aus wichtigem Grund (Ziffer 12.4).

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12.3.    In case either party provides notice of termination in accordance with Section 12.2 above, the Company is entitled to – revocably or irrevocably – unilaterally release the Managing Director from his duty to work for the remaining term of this Service Contract. If the Company provides notice of termination in accordance with Section 12.2, the Company will continue to pay his remuneration pursuant to Section 3.1 of this Service Contract through the end of the applicable notice period pursuant to Section 12.2 above and, only if this Contract has been terminated by the Company, a pro-rated bonus pursuant to Section 4 of this Service Contract that would be payable to the Managing Director during the notice period insofar as such bonus is actually earned based on the performance of Xerium and subject to the terms of the applicable Incentive Plan. Other payments shall not be made during the period of release.

12.3.    Falls eine der Parteien eine Kündigung gemäß Ziffer 12.2 erklärt, ist die Gesellschaft berechtigt, den Geschäftsführer einseitig - widerruflich oder unwiderruflich - von seiner Tätigkeitspflicht für die Restlaufzeit dieses Geschäftsführervertrags freizustellen. Kündigt die Gesellschaft diesen Geschäftsführervertrag gemäß Ziffer 12.2, so zahlt die Gesellschaft weiterhin die Grundvergütung gemäß Ziffer 3.1 dieses Geschäftsführervertrags bis zum Ablauf der jeweils geltenden Kündigungsfrist gemäß Ziffer 12.2 und wenn dieser Vertrag durch die Gesellschaft gekündigt wird, zahlt die Gesellschaft einen anteiligen Bonus gem. Ziffer 4 dieses Geschäftsführervertrags, soweit dieser bis zum Ablauf der Kündigungsfrist zu zahlen wäre, jedoch nur dann, wenn der Bonus nach Maßgabe der Leistung von Xerium erreicht worden ist und nach Maßgabe des anwendbaren Incentive-Programms. Andere Zahlungen werden während der Dauer der Freistellung nicht geleistet.

Any open vacation claims shall be deemed compensated by a period of irrevocable release. The open vacation shall be taken from the first day after the release on without interruption. After the vacation, the provisions of Section 615, second sentence, German Civil Code (Bürgerliches Gesetzbuch) shall apply.

Etwaige offene Urlaubsansprüche gelten durch eine unwiderrufliche Freistellung als abgegolten. Der Resturlaub ist ab dem ersten Tag nach der Freistellung ohne Unterbrechung zu nehmen. Nach dem Urlaub gelten die Bestimmungen des § 615 Satz 2 BGB.

The obligation to comply with the statutory duty not to compete effective during the term of this Service Contract remains unaffected during the period of release.	Die Verpflichtung während der Laufzeit dieses Geschäftsführervertrags nicht in Wettbewerb zu treten, bleibt während der Freistellungsperiode unberührt.
Any dismissal of the Managing Director, which dismissal may be resolved upon at any time by the Shareholders’ Meeting, shall simultaneously be deemed notice of termination in respect of said Service Agreement by the Company as per the first moment in time admissible under this Service Agreement; such dismissal shall be notified to the Managing Director in the form provided for notice of termination.

Eine Abberufung des Geschäftsführers, die jederzeit durch Beschluss der Gesellschafterversammlung erfolgen kann, gilt zugleich als Kündigung des Geschäftsführervertrages durch die Gesellschaft zu dem nach diesem Vertrag nächstzulässigen Zeitpunkt und ist dem Geschäftsführer in der für die Kündigung vorgesehenen Form mitzuteilen.

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12.4.    Each party’s right to terminate this Service Contract in exceptional cases, in particular the right to terminate the Service Contract without notice for good cause according to Section 626 of the German Civil Code, remains unaffected (also within 6 months of the Effective Date). A good cause for termination by the Company is deemed to exist especially if the Managing Director is dismissed as general manager of the Company justified by a good cause according to Section 626 German Civil Code; the Managing Director violates intentionally or grossly negligently and not only insignificantly the non-competition as defined in Section 2 of this Service Contract; does not comply with instructions of the shareholders' meeting of the Company or in case of any severe violation of the duties under this Service Contract, or a severe and intentional or grossly negligently violation of the Company's Articles of Association.

12.4.    Das Recht jeder Partei, diesen Geschäftsführervertrag außerordentlich zu kündigen, insbesondere das Recht den Geschäftsführervertrag gem. § 626 BGB fristlos aus wichtigem Grund zu kündigen, bleibt unberührt (auch innerhalb von 6 Monaten ab dem Tag des Inkrafttretens). Ein wichtiger Kündigungsgrund liegt insbesondere vor, wenn der Geschäftsführer gem. § 626 BGB aus wichtigem Grund als Geschäftsführer der Gesellschaft abberufen wird; der Geschäftsführer vorsätzlich oder grob fahrlässig und nicht nur unerheblich gegen das Wettbewerbsverbot im Sinne von Ziffer 2 dieses Geschäftsführervertrags verstößt; der Geschäftsführer nicht entsprechend den Weisungen der Gesellschafterversammlung der Gesellschaft handelt; der Geschäftsführer eine Pflicht aus diesem Geschäftsführervertrag schwerwiegend verletzt; oder der Geschäftsführer vorsätzlich oder grob fahrlässig gegen die Satzung der Gesellschaft verstößt.

12.5. Notice of termination must be given in writing.	12.5. Kündigungen bedürfen der Schriftform.

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12.6.    In the event that the Company terminates this Service Contract, the Managing Director shall receive a Severance Pay (as defined below), if all of the following three conditions are met: (i) the Company terminates this Service Contract after expiration of six (6) months of the Effective Date of this Service Contract regularly (with a notice period of 6 month) in accordance with Section 12.2 of this Service Contract; (ii) the termination is made for reasons other than inability of the Managing Director to provide his services under this Service Contract or violation of his contractual or legal duties; and (iii) the notice of termination is issued within three months prior to or within two years following a Xerium Change of Control.

12.6.    Für den Fall, dass die Gesellschaft diesen Geschäftsführervertrag kündigt, erhält der Geschäftsführer eine Abfindung (wie nachstehend definiert), wenn die folgenden drei Bedingungen kumulativ erfüllt sind: (i) die Gesellschaft kündigt nach Ablauf von sechs (6) Monaten nach dem Inkrafttreten dieses Geschäftsführervertrags diesen Geschäftsführervertrag ordentlich (mit einer Kündigungsfrist von 6 Monaten) gemäß Ziffer 12.2 dieses Geschäftsführervertrags; (ii) die Kündigung erfolgt aus anderen Gründen als dem Unvermögen des Geschäftsführers, seine Dienste im Rahmen dieses Geschäftsführervertrags zu erbringen beziehungsweise aus anderen Gründen als der Verletzung einer vertraglichen oder gesetzlichen Pflicht; und (iii) die Kündigung wird innerhalb von drei Monaten vor oder innerhalb von zwei Jahren nach einem Xerium Change of Control erklärt.

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"Xerium Change of Control" shall mean any of the following which takes place after the date hereof: (i) any Person or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act"), other than Xerium or any of its subsidiaries or any trustee or other fiduciary holding securities under an employee benefit plan of Xerium or one of its subsidiaries becomes a beneficial owner, directly or indirectly, in one or a series of transactions, of securities representing fifty percent (50%) or more of the total number of votes that may be cast for the election of directors of Xerium; (ii) any merger or consolidation involving Xerium or any sale or other disposition of all or substantially all of the assets of Xerium, or any combination of the foregoing, occurs and the beneficial owners of Xerium’s voting securities outstanding immediately prior to such consolidation, merger, sale or other disposition do not, immediately following the consummation of such consolidation, merger, sale or other disposition, hold beneficial ownership, directly or indirectly, of securities representing fifty percent (50%) or more of the total number of votes that may be cast for election of directors of the surviving or resulting corporation in the case of any merger or consolidation or of the acquiring Person or Persons in the case of any sale or other disposition; and (iii) within twelve (12) months after a tender offer or exchange offer for voting securities of Xerium (other than by Xerium or any of its subsidiaries), individuals who are Continuing Directors shall cease to constitute a majority of the Board of Xerium. For the purpose of this definition, (i) "Person" means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust or any other entity or organization, (ii) the term "beneficial owner" (and correlative terms, including "beneficial ownership") shall have the meaning set forth in Rule 13d-3 under the Act, and (iii) "Continuing Director" means each individual who was a director of Xerium immediately prior to the event in question and each individual whose election as a director by the Board of Xerium or whose nomination for election by the stockholders of Xerium was approved by a vote of two-thirds of the directors then still in office who were directors immediately prior to such event or whose election or nomination was previously so approved.

"Xerium Change of Control" bezeichnet die im folgenden genannten Ereignisse, die nach dem Datum dieser Vereinbarung stattfinden: (i) eine andere Person oder "Gruppe" im Sinne von Abschnitt 13 (d) (3) oder 14 (d) (2) des Securities Exchange Act von 1934 (der "Act"), als Xerium oder eine ihrer Tochtergesellschaften oder ein Treuhänder, der Wertpapiere im Rahmen eines Mitarbeiterbeteiligungsplans von Xerium oder einer ihrer Tochtergesellschaften halten, werden unmittelbar oder mittelbar durch eine oder eine Reihe von Transaktionen zum wirtschaftlichen Eigentümer von fünfzig Prozent (50%) oder mehr der die Stimmrechte repräsentierenden Anteile, die für die Wahl der Board-Mitglieder von Xerium erforderlich sind; (ii) die Verschmelzung von Xerium oder ein Verkauf oder eine sonstige Verfügung über alle oder im Wesentlichen alle Vermögenswerte von Xerium, oder eine beliebige Kombination des Vorangehenden, bei dem die wirtschaftlichen Eigentümer von Xerium, die unmittelbar vor der Verschmelzung, dem Verkauf oder einer anderen Verfügung fünfzig Prozent (50%) oder mehr der ausgegebenen Stimmrechte halten, unmittelbar nach der Verschmelzung, dem Verkauf oder einer anderen Verfügung nicht mehr die wirtschaftlichen Eigentümer von direkt oder mittelbar gehaltenen fünfzig Prozent (50%) oder mehr der ausgegebenen Stimmrechte von dem Unternehmen, von dem Unternehmen das aufgrund der vorgenannten Zusammenlegung oder Verschmelzung entsteht oder von der erwerbenden Person oder von den erwerbenden Personen im Falle eines Verkaufs oder Verfügung, die zur Wahl der Board-Mitglieder erforderlich sind, halten; und (iii) wenn innerhalb von zwölf (12) Monaten nach einem Übernahmeangebot oder Tauschangebot für stimmberechtigte Anteile an Xerium (außer von Xerium oder einer ihrer Tochtergesellschaften), Personen die Fortdauernde Direktoren (wie unten definiert) sind, ihre Mehrheit im Board von Xerium verlieren. Im Sinne dieser Definition bezeichnet (i) "Person" eine natürliche Person, eine Körperschaft, eine Gesellschaft mit beschränkter Haftung, eine Vereinigung, eine Personengesellschaft, einen Nachlass, eine Stiftung oder eine andere Gesellschaft oder Organisation, (ii) der Begriff "wirtschaftlich Berechtigter" (und entsprechende Begriffe, einschließlich "wirtschaftlicher Eigentümer") hat die in Abschnitt 13d-3 des Acts festgelegte Bedeutung, und (iii) "Fortdauernder Direktor" bezeichnet jede Person, die unmittelbar vor dem betreffenden Ereignis ein Mitglied des Boards von Xerium war, und jede Person, deren Wahl zum Board oder deren Nominierung für die Wahl zum Board-Mitglied durch die Anteilseigner von Xerium durch eine Zweidrittelmehrheit des Boards, die sich zu dieser Zeit im Amt befanden, die unmittelbar vor einem solchen Ereignis Board-Mitglied waren oder deren Wahl vorher bestätigt wurde.

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The "Severance Pay" shall amount to 18 months base salary. The resulting net amount after legally required deductions and withholdings shall be paid with the last salary payment made to the Managing Director at the end of the notice period if the Severance Pay is due at this point of time.
For the avoidance of doubt it is agreed that a termination for exceptional cause in accordance with Section 12.4 of this Service Contract shall in no case entitle the Managing Director to a Severance Pay.

Die "Abfindung" beträgt 18 monatliche Grundvergütungen. Der Nettobetrag, der nach den gesetzlich erforderlichen Abzügen und Einbehalten verbleibt, wird mit der letzten Grundvergütungszahlung am Ende der Kündigungsfrist an den Geschäftsführer geleistet, soweit die Abfindung zu diesem Zeitpunkt fällig ist.
Zur Klarstellung: Bei einer Kündigung aus wichtigem Grund gem. Ziffer 12.4 dieses Geschäftsführervertrages hat der Geschäftsführer keinen Anspruch auf Zahlung einer Abfindung oder sonstigen Zahlung.

For the avoidance of doubt, in case the following two conditions are met: (i) the Managing Director is eligible for severance pay of 12 (twelve) month Base Salary according to Section 12.2; and (ii) the conditions of Section 12.6 are fullfilled, the severance pay of 12 (twelve) months Base Salary shall be accounted on the Severance Pay pursuant to Section 12.6.

Zur Klarstellung: Für den Fall, dass (i) der Geschäftsführer einen Anspruch auf Zahlung in Höhe der Grundvergütung von 12 (zwölf) Monaten gem. Ziffer 12.2 hat und (ii) die Voraussetzungen von Ziffer 12.6 erfüllt sind, wird die Zahlung in Höhe von 12 (zwölf) monatlichen Grundvergütungen auf die Abfindung gem. Ziffer 12.6 angerechnet.

13. OBLIGATION NOT TO ENTICE AWAY EMPLOYEES AFTER TERMINATION OF THE EMPLOYMENT RELATIONSHIP	13. VERPFLICHTUNG, KEINE ANGESTELLTEN NACH ENDE DES GESCHÄFTSFÜHRERDIENSTVERTRAGES ABZUWERBEN
13.1.    The Managing Director agrees that for a period of two years after termination of this Service Contract, he shall neither directly nor indirectly entice away employees of the Xerium Group, or cause them in any other way to leave the Xerium Group, if for that purpose he induces them to break their contractual obligations or uses information which is subject to the duty of secrecy according to Section 10 of this Service Contract.

13.1.    Der Geschäftsführer verpflichtet sich, für die Dauer von zwei Jahren nach Beendigung dieses Geschäftsführervertrags, weder direkt noch indirekt Angestellte und Arbeitnehmer der Xerium-Gruppe abzuwerben oder diese in irgendeiner Form dazu zu veranlassen, die Xerium-Gruppe zu verlassen, wenn dies für sie eine Verletzung ihrer vertraglichen Pflichten gegenüber einem oder mehreren Unternehmen der Xerium-Gruppe darstellt, oder er dabei Informationen verwendet, die seiner Verschwiegenheitspflicht gem. Ziffer 10 dieses Geschäftsführervertrags unterliegen.

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13.2.    Every time the Managing Director breaches the obligations described under Section 13.1 of this Service Contract, he shall pay a contractual penalty in the amount of one monthly Base Salary. In the case of a continuing violation of his obligation, a contractual penalty shall accrue for each additional month, which has begun.

13.2.    Bei jedem Verstoß des Geschäftsführers gegen die Pflicht aus Ziffer 13.1 dieses Geschäftsführervertrags, ist der Geschäftsführer verpflichtet eine Vertragsstrafe in Höhe von einer monatlichen Grundvergütung zu zahlen. Im Falle einer andauernden Verletzung dieser Pflicht fällt eine solche Vertragsstrafe für jeden angefangenen zusätzlichen Monat an.

13.3. The Company’s right to further damages shall not be affected.	13.3. Das Recht der Gesellschaft zur Geltendmachung darüber hinausgehender Schadensersatzansprüche bleibt unberührt.
14. FINAL PROVISIONS	14. SCHLUSSBESTIMMUNGEN
14.1.    This Service Contract represents the entire agreement and understanding of the parties. All previous employment contracts or service contracts concluded with the Company or its affiliates are cancelled explicitly and by consent of both parties effective to the Effective Date of this Service Contract.

14.1.    Dieser Geschäftsführervertrag stellt die abschließende Vereinbarung der Parteien dar. Alle diesem Geschäftsführervertrag vorangegangenen Anstellungs- oder Geschäftsführerverträge, die mit der Gesellschaft oder ihren Konzerngesellschaften geschlossen wurden, werden mit Zustimmung beider Parteien zum Datum des Inkrafttretens dieses Geschäftsführervertrages ausdrücklich aufgehoben.

14.2. Any amendments or additions to this Service Contract, including this clause on written form, are only effective if made in written form.	14.2. Änderungen und Ergänzungen dieses Geschäftsführervertrages sowie die Änderung dieser Schriftformklausel bedürfen zu ihrer Wirksamkeit der Schriftform.
14.3.    The provisions of this Service Contract shall survive following the termination of this Service Contract if so provided herein or desirable to accomplish the purposes of other surviving provisions, including without limitation the provisions of Sections 5 and 10 through 14.

14.3.    Die Regelungen dieses Geschäftsführervertrages gelten auch nach der Kündigung dieses Geschäftsführervertrages fort sofern dies ausdrücklich geregelt oder erforderlich ist, um den Zweck anderer gültiger Regelungen zu erreichen, einschließlich der Regelungen in Ziffer 5 und 10 bis 14.

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14.4.    The Managing Director may not make any assignment of this Service Contract or any interest herein, by operation of law or otherwise, without the prior written consent of the Company. This Service Contract shall inure to the benefit of and be binding upon the Company and the Managing Director, their respective successors, executors, administrators, heirs and permitted assigns.

14.4.    Der Geschäftsführer darf ohne die schriftliche Zustimmung der Gesellschaft den Geschäftsführervertrag nicht auf Dritte übertragen oder Rechte aus diesem Geschäftsführervertrag abtreten. Dieser Geschäftsführervertrag gilt zugunsten und ist bindend für die Gesellschaft und den Geschäftsführer, sowie deren Rechtsnachfolger, Testamentsvollstrecker, Erben und berechtigte Zessionare.

14.5.    If one of the provisions of this Service Contract is held to be invalid, the remaining provisions shall remain valid. The invalid provision shall be replaced by a valid one, which is as close as possible to the economic effect of the invalid provision. The same shall apply in the event that the Service Contract is found to be incomplete.

14.5.    Sollte eine Bestimmung dieses Vertrages oder ein Teil hiervon unwirksam sein oder werden oder sollte sich eine ausfüllungsbedürftige Regelungslücke zeigen, so berührt dies nicht die Wirksamkeit der übrigen Bestimmungen dieses Vertrags. Statt der etwa unwirksamen Bestimmung gilt die Bestimmung, die dem rechtlichen und wirtschaftlichen Regelungsgehalt der etwa unwirksamen Bestimmung am nächsten kommt. In gleicher Weise werden die Parteien eine etwa auftretende ausfüllungsbedürftige Regelungslücke schließen.

14.6.    Any and all notices, requests, demands and other communications provided for by this Service Contract shall be in writing and shall be effective when delivered in person, when delivered by courier at the Managing Director’s last known address on the books of the Company, or five (5) business days following deposit in the mail, postage prepaid, registered or certified, and addressed to the Managing Director at his last known address on the books of the Company or, in the case of the Company, at the principal office of Xerium, attention CEO, or to such other address as either party may specify by notice to the other actually received.

14.6.    Alle unter diesem Geschäftsführervertrag erforderlichen Mitteilungen, Anfragen, Aufforderungen und anderweitigen Formen von Kommunikation haben schriftlich zu erfolgen und sind nur wirksam, wenn diese persönlich, per Kurier an die letzte, der Gesellschaft bekannte, Adresse des Geschäftsführers oder fünf (5) Arbeitstage nach der Aufgabe zur Post, sofern das Porto im Voraus bezahlt wird, der Versand durch Einschreiben oder Rückschein erfolgt und an die letzte, der Gesellschaft bekannte, Adresse des Geschäftsführers oder im Falle der Adressierung an die Gesellschaft, an den Hauptsitz von Xerium, zu Händen des CEO oder an jede andere Adresse, die eine der Parteien der anderen mitgeteilt hat, zugestellt werden.

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14.7.    No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Service Contract, or the waiver by either party of any breach of this Service Contract, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

14.7.    Jeder Verzicht auf eine Regelung dieses Geschäftsführervertrages ist nur wirksam, wenn die verzichtende Partei den Verzicht schriftlich und unterzeichnet erklärt. Das Unvermögen einer der Parteien den Bestimmungen dieses Geschäftsführervertrages zu entsprechen oder der Verzicht einer Partei hinsichtlich der Geltendmachung von Ansprüchen aus oder im Zusammenhang mit einer Verletzung dieses Geschäftsführervertrages, schließt eine spätere Geltendmachung dieser Bestimmungen nicht aus und gilt nicht als Verzicht in Bezug auf Ansprüche die aus oder im Zusammenhang mit weiteren, folgenden Verletzungen herrühren.

14.8. In the event of disputes in connection with this Service Contract the place of jurisdiction shall be the corporate seat of the Company.	14.8. Im Falle von Streitigkeiten aus oder im Zusammenhang mit diesem Geschäftsführervertrag gilt für den Gerichtsstand der Sitz der Gesellschaft.
14.9. This Service Contract may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.	14.9. Von diesem Geschäftsführervertrag werden zwei oder mehr Ausfertigungen angefertigt. Jede stellt ein Original dar; alle zusammen, stellen dieselbe Urkunde dar.
14.10. This Service Contract shall be governed and construed in accordance with the laws of the Federal Republic of Germany.	14.10. Dieser Geschäftsführervertrag unterliegt dem Recht der Bundesrepublik Deutschland.
14.11. This Service Contract contains a German and an English version. In the event of any discrepancies between the two versions the German version shall prevail.
14.11.    Dieser Geschäftsführervertrag wird von den Parteien in einer deutschen und englischen Sprachfassung unterzeichnet. Im Falle von Unterschieden zwischen beiden Versionen gilt die deutsche Version.

[Signature Page Follows; Remainder Intentionally Left Blank]

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IN WITNESS WHEREOF, this Service Contract has been executed by the Managing Director, and by the Company, through its duly authorized representative / ZU URKUND DESSEN wurde dieser Geschäftsführervertrag vom Geschäftsführer und durch einen ordnungsgemäß bevollmächtigten Vertreter der Gesellschaft unterzeichnet.

Virginia, USA 1/16/2018 Place/Ort, Date/Datum	Nußloch, 01/22/2018 Place/Ort, Date/Datum
/s/ Michael F. Bly The Shareholder of the Company, represented by its Director, Michael F. Bly / die Gesellschafterin der Gesellschaft, vertreten durch ihren Geschäftsführer (director) Michael F. Bly	/s/ Harald Weimer Harald Weimer

[Signature Page to Service Contract]